Exhibit 99.2

First Quarter 2012 Earnings Call Presentation May 10, 2012

Globalstar Introduction Safe Harbor Language This presentation contains certain statements that are “forward-looking statements”within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements. Forward-looking statements, such as the statements regarding our ability to develop and expand our b usiness, our anticipated capital spending (including for future satellite procurements and launches), our ability to manage costs, our ability to exploit and respond to technological innovation, the eff ects of laws and regulations (including tax laws and regulations) and legal a nd regulatory changes, the opportunities for strategic business combinations and the effects of consolidation in our industry on us and our competitors, our anticipated future revenues, our an ticipated financial resources, our expectations about the future launches and operational performance of our satellites (including their p rojected operational lives), the expected strength of and growth prospect s for our existing customers and the markets that we serve, comm ercial acceptance of our new Simplex products, including our SPOT family of products, problems relating to the ground-based facilities operated by us or by independent gateway operators, worldwide economic, g eopolitical and business conditions and risks associated with do ing business on a global basis and other statements contained in thi s presentation regarding matters that are not historical facts, involve predictions. Any forward-looking statements made in this presentation speak as of the date made and are not guarantees of future performance. Actual results or developments may differ materially from the expectati ons expressed or implied in the forward -looking statements, and we undertake no obligation to update any such statements. Additiona l information on factors that could influence our financial resu lts is included in our filings with the Securities and Exchange Commiss ion, including our Annual Report on Form 10 -K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

($2.5) $1.4 ($3.0) ($2.5) ($2.0) ($1.5) ($1.0) ($0.5) $0.0 $0.5 $1.0 $1.5 $2.0 First Quarter Highlights Key Financial Metric –Continued Positive Adjusted EBITDA • Globalstar continued to report positive Adjusted EBITDA in Q1 2012 • Adjusted EBITDA was $1.4 million compared to a negative Adjusted EBITDA of $2.5 million during the same period in 2011 • This improvement was due to the continuation of changes in the Company’s operations and marketing strategies which reduced its general and administrative (MG&A) expenses • The improved cost structure of the Company is generally sustainable for the future and will increase the ability to leverage the future cash flow generation profile of the Company Q1 11 –Q1 12 Adjusted EBITDA ($ mil) Q1 11 Q1 12 3

Q1-2012 Highlight Globalstar Announces Amendment to COFACE Loan Facility • In the first quarter of 2011 Globalstar was pleased to announce an amendment to its $586.3 million senior secured COFACE facility agreement which significantly extends the initial repayment date and makes further adjustments to certain facility financial and operating covenants • Pursuant to the amendment, the first repayment date will now be as late as June 2013 instead of June 2012 • The amendment provides Globalstar with the added flexibility to complete the four launches of our new satellite constellation, restore network coverage and begin duplex revenue generation prior to beginning principal facility payments 4

Q1-2012 Highlight –Improved Coverage Additional Satellites Deployed • Globalstar continued to deploy its second-generation constellation throughout the quarter further improving its voice and duplex data network • The Company expects to place four additional previously launched satellites into service over the next three months and to conduct a fourth launch of six satellites in the second half of 2012 • Call connection rate is expected to range between 80-90 percent in key markets by mid summer 2012 • With high quality service soon to be restored, Globalstar expects customers to begin to transfer to higher ARPU plans and its competitive offering to begin to attract high value new subscribers 5

“We are pleased with the April test results which proved the technical feasibility of the system using today’s Globalstar technology. This is a proven product concept usingexisting Globalstar satellites which are already in orbit.” –Jay Monroe, CEO, Globalstar, Inc. • During the quarter, ADS-B Technologies, LLC (ADS-B Tech) continued development of its space-based ALAS Next Generation Air Traffic Surveillance system • ALAS utilizes the Globalstar satellite network to provide real-time aircraft surveillance data from remote areas • In April, ADS-B Tech successfully demonstrated the capability of the system verifying the feasibility of space-based air traffic surveillance using Globalstar’s constellation of LEO satellites • The test using Globalstar’s unique “bent-pipe”architecture and ground network, “demonstrated conclusively that highly accurate, reliable and low latency surveillance is now possible at any altitude and over any terrain from virtually anywhere on earth.” (1) ADS-B Flight Testing in Alaska Space-Based NextGen Air Traffic Management Opportunity ADS-B Technologies ALAS Surveillance (1) Source: ADS-B Technologies LLC, May 2012 6

Globalstar is at an Inflection Point…

☑	Low Cost Second-Gen Satellite and Ground Network	• Delivers true mobile connectivity (voice and data) to the more than one billion people who live, work, or play outside of cellular reach • Daily capacity for 34 billion text messages, M2M transmissions or other small bit messages or 19 million voice or data minutes • Offers the industry's lowest cost and best voice quality
☑	Breakthrough Mass Market Products	• SPOT and derivative consumer products seeing rapid take up (awarded CES "Design & Engineering Award") • Provides valuable connectivity during emergencies and to outdoor market, at a price point that appeals to the consumer
☑	Valuable Spectrum Assets	• Non replicable 25.225 MHz of ***global*** spectrum with 19.275 MHz authorized for terrestrial broadband use in the U.S., subject to meeting certain gating requirements • Lease transaction for satellite spectrum previously approved by the FCC and other governmental agencies

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Globalstar

Globalstar Addressable Market Connectivity to nearly one billion people who live in areas not covered by cellular service The majority of the world’s land mass is without terrestrial cellular coverage (1) Over a billion people work in industries that may require them to be outside cellular reach, such as: – Oil and gas – Transportation – Forestry, etc. Over 150 million adventure trips taken annually (2) Provides alternative network access in areas of political instability Provides public safety with needed connectivity when cellular service is down due to – Overloaded / failed infrastructure – Natural disasters Enables basic services, NGOs, emergency response and business continuity Provide Needed Connectivity When Cellular Service Fails Connect People Who Work or Play Outside Cellular Coverage Reach Places or People Outside Cellular Coverage Provides low cost alternative to international roaming charges when traveling abroad – Traditional cellular companies can charge upwards of $2 –$3 per minute versus Globalstar unlimited usage plans which charge as little as $0.10 per minute for worldwide coverage (3) The international roaming market is expected to reach $67 billion by 2015 (4) Provide a Low Cost Alternative to International (High Cost) Roaming Source: Adventure Tourism Market Report by George Washington University, Adventure Travel Trade Association, Xola Consulting, Informa Telecoms & Media. (1) CIA World Factbook, as of 2008. (2) Adventure Tourism Market Report by George Washington University, Adventure Travel Trade Association, Xola Consulting. Statistic based on survey conducted with participants in Latin America, North America and Europe. (3) Based on $40 / month unlimited plan and 400 minutes per month of usage. (4) Per Informa Telecoms & Media. 8

Globalstar Spectrum and Network Network Capacity is Fungible Across User Types Globalstar’s second-generation constellation and network have the capacity to accommodate 34 billion text messages, M2M transmissions or other small-bit messages or 19 million voice or data minutes per day. Globalstar’s network architecture (bent-pipe, all IP-based) allows for a flexible and cost efficient use of the network. (1) Assumes average message size of 45 characters 9

Globalstar Distribution Strategy Designed to Support Consumer Take Up PC manufacturers sell ~200 million laptops annually Microsoft has a Windows install base exceeding 800 million while Android has over 300 million Handset makers sold over 300 million smartphones in 2010 Illustrative Wireless Carrier Partners Select Existing Distribution Channels Potential Technology Partners Technology companies represent an additional distribution channel, due to the near global connectivity Globalstar can provide Source: IDC; Wall Street Research Many logos above are trademarks of respective companies Globalstar could potentially work with domestic and international carriers to establish satellite/terrestrial partnerships – Lowest cost of service significantly expands addressable market for new products and services – Wireless carriers have already demonstrated interest in resale partnerships Historically the mobile satellite industry has relied on indirect sales channels such as dealers / resellers to distribute products to predominately enterprise users Globalstar revolutionized the sector with its push into the consumer segment, now with over 10,000 points of retail distribution 10

Noise and Interference Directly Impact Network Capacity

4G network protocols exploit aggressive modulation techniques to provide high data speeds. However, as signal modulation becomes more efficient, it also becomes more susceptible to the deleterious impact of RF noise and interference. ***This is why a small amount of low noise and interference spectrum can carry significantly more data than a much larger parcel of noise and interference limited spectrum.***

Globalstar Bands Exhibit Extremely Low Noise and Interference Characteristics



Amplitude
(dBm)
0
Time
(sec)
GS 2400
GS 1600
3600
3.0
0.003
Frequency
(GHz)

Wideband 3D Spectrogram

40.75662 deg -73.97485 deg
(48th Street – Park Avenue)

START: 0.003 GHz
STOP: 3.0 GHz

Anritsu MS2721A / Broadband Omni

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JARVINIAN

Spectrum Opportunity – FCC Projected Spectrum Requirement



(MHz)
547
120
20
60
10
90
847
Globalstar Opportunity: 19.275 MHz of spectrum is already allotted for terrestrial use in the US (ATC) (1)
Available Today
Broadcast TV
WCS
AWS
D Block
MSS Spectrum
Projected 2015

"The FCC should accelerate terrestrial deployment in 90 megahertz of Mobile Satellite Spectrum (MSS)....The FCC should grant licensees flexibility under the ATC regime in the 2.4 GHz Big LEO band (Globalstar), already being used for terrestrial broadband deployments, to make this spectrum permanently suitable for terrestrial broadband service, subject to appropriate safeguards to promote the public interest."

– FCC National Broadband Plan, March 2010

Source: National Broadband Plan
(1) Subject to meeting certain gating requirements

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Globalstar

Building a Foundation for Growth and Improved Profitability 13